UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2005

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 24, 2005, the registrant entered into a separation agreement with Andreas Braun, M.D., Ph.D., the registrant’s chief medical officer. Pursuant to the separation agreement, Dr. Braun will continue as an employee of the registrant until October 31, 2005. Commencing November 1, 2005, Dr. Braun will provide consulting services as requested by the registrant so long as he receives severance from the registrant. Dr. Braun will receive severance pay equal to his base salary for six months. If Dr. Braun begins employment with a new employer prior to the expiration of the severance pay period, the registrant’s obligation to make additional severance payments will terminate. The registrant will pay the COBRA health insurance premiums for Dr. Braun and his family during the severance pay period. The registrant will also pay Dr. Braun an aggregate of $69,000 for rights to certain inventions. In exchange for this payment and his severance benefits, Dr. Braun has released all claims against the registrant.

The description of the separation agreement set forth above is qualified in its entirety by reference to the actual terms of the separation agreement, which is filed as Exhibit 99.1 to this current report and is incorporated herein by this reference. The First Amended and Restated Employment Agreement dated August 1, 2000 between the registrant and Dr. Braun referenced as exhibit 2 to the separation agreement is filed as Exhibit 99.2 to this current report.

Item 1.02.	Termination of Material Definitive Agreement.

The separation agreement described in Item 1.01 of this current report is in full satisfaction of and supersedes the First Amended and Restated Employment Agreement dated August 1, 2000 between the registrant and Dr. Braun, except that the non-solicitation provisions set forth in Section 8 of the First Amended and Restated Employment Agreement will continue to remain in force.

2.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1		Separation agreement dated October 24, 2005 between the registrant and Andreas Braun, M.D., Ph.D.

99.2	(1)	First Amended and Restated Employment Agreement dated August 1, 2000 between the registrant and Andreas Braun, M.D., Ph.D.

(1)	Incorporated by reference to Exhibit 10.43 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2000.

3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

	By:	/s/ Harry Stylli
Date: October 28, 2005		Harry Stylli
President and Chief Executive Officer

4.

INDEX TO EXHIBITS

99.1		Separation agreement dated October 24, 2005 by and between the registrant and Andreas Braun, M.D., Ph.D.

99.2	(1)	First Amended and Restated Employment Agreement dated August 1, 2000 between the registrant and Andreas Braun, M.D., Ph.D.

(1)	Incorporated by reference to Exhibit 10.43 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2000.

5.